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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                          MALAN REALTY INVESTORS, INC.
               (Exact name of registrant as specified in charter)

                         Commission file number 1-13092


                  Michigan                                 38-1841410
       (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)                 Identification Number)
        30200 Telegraph Rd., Ste. 105
          Bingham Farms, Michigan                               48025
  (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (248) 644-7110

                       This document consists of 3 pages.




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 14, 2003, The Company issued a Press Release a copy of which is attached hereto as exhibit (99.1) and is incorporated herein by reference.




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                          MALAN REALTY INVESTORS, INC.
                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MALAN REALTY INVESTORS, INC.



By: /s/ Jeffrey D. Lewis
   ---------------------
      Jeffrey D. Lewis
      Chief Executive Officer




By: /s/ Elliott J. Broderick
    ------------------------
      Elliott J. Broderick
      Chief Financial Officer (principal accounting officer)




Dated: May 19, 2003





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                    EXHIBIT INDEX




EXHIBIT NO.             DESCRIPTION

EX-99.1                 Press Release dated May 14, 2003